UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934
Date of Report (Date of earliest Event reported): November 30, 2004

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact name of registrant as specified in its charter)

Colorado		84-0953839
(State or other jurisdiction of incorporation)	33-5203-D (Commission File Number)	(IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 360-5047

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 9.01 Financial Statements and Exhibits.

On December 6, 2004, Boundless Motor Sports Racing, Inc. (the Company) filed a current report on Form 8-K under Item 2 thereof to report that it entered into and consummated a Membership Interests Purchase Agreement by and among United Midwestern Promoters Motorsports, LLC, hereafter “UMP,” National Speedways of Iowa, Inc., Track Enterprises, Inc., Ken Schrader Racing, Inc., and Lebanon Valley Auto Racing Corp. (the “Purchase Agreement”), pursuant to which the Company acquired all of the outstanding membership interests in UMP. As permitted by instructions (a)(4) and (b)(2) to Item 9.01 of Form 8-K, this Form 8-K/A is being filed to provide the required financial information.

(a)	Financial Statements of Businesses Acquired.

The financial statements, together with the report of the independent auditors, are included on pages F-1 through F-10 of this document.

(b)	Pro forma financial information.

The pro forma financial information is included on pages P-1 through P-4 of this document.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: March 15, 2005	BOUNDLESS MOTOR SPORTS RACING, INC.

	By:	/s/ Paul A. Kruger

	Name:	Paul A. Kruger
	Title:	President and CEO

	By:	/s/ Brian M. Carter

	Name:	Brian M. Carter
	Title:	Chief Financial Officer

United Midwestern Promoters Motorsports, LLC

Financial Statements

For the Year Ending November 30, 2004

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members
United Midwestern Promoters Motorsports, LLC

We have audited the accompanying balance sheet of United Midwestern Promoters Motorsports, LLC as of November 30, 2004 and the related statements of operations, changes in members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Midwestern Promoters Motorsports, LLC as of November 30, 2004 and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ Murrell, Hall, McIntosh & Co., PLLP
Oklahoma City, Oklahoma

January 19, 2005

United Midwestern Promoters Motorsports, LLC

Balance Sheet

As of November 30, 2004

Assets
Current assets:
Cash and cash equivalents	$273,566

Total current assets	273,566

Property and equipment, net	77,425

Contract rights, net of amortization of $63,448	1,004,745

$1,355,736

Liabilities and Member’s Equity
Current liabilities:
Accounts payable	$532,784
Accrued liability	443,200

Total current liabilities	975,984

Members’ Equity:
Membership interests	379,752

$1,355,736

The accompanying notes are an integral part of the financial statements.

United Midwestern Promoters Motorsports, LLC

Statement of Operations

For the year ended November 30, 2004

Revenues
Sponsorship Revenues	$763,186
Sanctioning Fees	148,966
Membership and Other Revenue	88,122

Total Revenues	1,000,274

Operating and general and administrative expenses
Operating expenses	722,291
General and administrative expenses	106,771
Depreciation and amortization	67,523

896,585

Net income before income taxes	103,689
Provision for income taxes	—
Net income	$103,689

The accompanying notes are an integral part of the financial statements.

United Midwestern Promoters Motorsports, LLC

Statement of Changes in Members’ Equity

For the year ended November 30, 2004

Members’ Equity (Deficit) , November 30, 2003	$(76,291)

Capital contributions	352,354
Net income for the year ended November 30, 2004	103,689

Members’ Equity, November 30, 2004	$379,752

The accompanying notes are an integral part of the financial statements.

United Midwestern Promoters Motorsports, LLC

Statement of Cash Flows

For the year ended November 30, 2004

Operating activities:
Net income	$103,689
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	67,523
Income recognized from deferred income acquired	(230,769)
(Increase) decrease in:
Accounts receivable	28,815
Increase (decrease) in:
Accounts payable and other current liabilities	87,625

Net cash provided by operating activities	56,883

Investing activities:
Purchase of property and equipment	(81,500)
Cash consideration paid on business acquired	(133,500)

Net cash used in financing activities	(215,000)

Financing activities:
Membership contributions	352,354

Net cash provided by financing activities	352,354

Net increase in cash	194,237
Cash, beginning of year	79,329

Cash, end of year	$273,566

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Accounts payable and accrued liabilities assumed, purchase of Xtreme DirtCar, Inc.	$846,200
Deferred revenue obligation assumed, purchase of Xtreme DirtCar, Inc.	$230,769
Cash payments for interest	$—
Cash payments for income taxes	$—

The accompanying notes are an integral part of the financial statements.

United Midwestern Promoters Motorsports, LLC

Notes to Financial Statements

November 30, 2004

NOTE 1 — ORGANIZATION AND NATURE OF BUSINESS

United Midwestern Promoters Motorsports, LLC (the “Company”) is an Ohio limited liability company and is headquartered in Evansville, IN. The Company operates an entertainment business in the area of motor sports. The Company sanctions dirt auto races. Is primary sources of revenue are sponsorship income, sanctioning fees, and membership revenues.

NOTE 2 — SUMMARY OF ACCOUNTING POLICIES

The significant accounting policies of the Company are as follows:

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all liquid investments with original maturities of three months or less to be cash.

Contractual Rights

The Company has capitalized the cost of acquiring the rights to a major sponsorship agreement. This cost is being amortized to expense over the projected income stream to be generated by this agreement. As of December 31, 2004 there were nine years remaining in this sponsorship agreement. See Note 6 for further details.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs are charged to operations as incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and the related accumulated depreciation accounts are relieved, and any gain or loss is included in operations. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, generally ranging from 3 to 7 years. For the year ended November 30, 2004 , depreciation expense totaled $4,075.

Revenue Recognition

The Company recognizes sanction fees upon the successful completion of a scheduled sanctioned race. Sanction fees collected prior to a scheduled race event are deferred and recognized when earned upon the occurrence of the scheduled race event. The Company recognizes revenue from sponsorship agreements when earned in the applicable racing season as set forth in the sponsorship agreements. Membership income is recognized prorated over the term of the racing season.

Concentration of Credit Risk

The Company sanctions races primarily in the northeast section of the United States. Sponsorship revenues are heavily dependent of a limited number of sponsors. As of November 30, 2004, the Company held cash in banks of $120,737 in excess of FDIC insured amounts. See Note 6 for further details

Income Taxes

The Company is a limited liability company. Earnings from limited liability companies generally flow through and are taxed at the individual member level. These financial statements do not include a provision for income taxes as the liability for income taxes on its earnings is an obligation of the individual members and not an obligation of the Company.

Purchase Accounting

The Company accounted for its acquisition of assets in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS No. 141), Business Combinations and Statement of Financial Accounting Standards No. 142, Goodwill and Intangible Assets (“SFAS No. 142”). SFAS No 141 requires that all business combinations entered into subsequent to June 30, 2001 be accounted for under the purchase method of accounting and that certain acquired intangible assets in a business combination be recognized and reported as assets apart from goodwill.

Intangible Assets

The Company reports its intangible assets in accordance with the provisions of SFAS No. 142. Under SFAS No. 142 goodwill and intangible assets with indefinite lives are not be amortized but are tested for impairment at least annually. Intangible assets with definite useful lives are being amortized over the estimated useful lives or anticipated future cash flows.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment are comprised of the following at November 30, 2004:

Vehicles and equipment	$81,500
Less accumulated depreciation	(4,075)

Net property and equipment	$77,425

The Company incurred depreciation expense totaling $4,075 during the year ended November 30, 2004.

NOTE 4 — OPERATING EXPENSES

Operating expenses include the direct costs associated with staging the races, commissions paid to various individuals related to these races and prize money including individual event prizes and annual points fund prizes. Prize money and points fund expense for the year ended November 30, 2004 totaled $362,514. In connection with the purchase of Xtreme Dirt Car, Inc. UMP assumed $443,200 in points funds payable which is not included in the statement of operations for the year ended November 30, 2004. At November 30, 2004, the Company had accrued $443,200 for earned points funds which were not paid until subsequent to the balance sheet date.

     NOTE 5 — ACQUISITION OF XTREME DIRT CAR, INC.

On September 22, 2004, the Company purchased certain operating assets from DirtCar, Inc. and Xtreme Dirt Car, Inc., collectively Xtreme DirtCar, Inc. , for $175,000 in cash and the assumption of certain liabilities including $300,000 in commissions payable to the owners of Xtreme DirtCar, Inc. The Company also assumed the responsibility for completing the Stacker 2 racing series resulting in the recognition of $230,769 in deferred sponsorship revenue associated these races, the proceeds of which were retained by the former owners. The purchase price was allocated to first to the tangible assets and identifiable intangible assets. The primary asset acquired in this acquisition was the assumption of a ten year sponsorship agreement with NVE Pharmaceuticals, Inc. The purchase price was allocated first to the tangible assets acquired with the balance being associated to the contractual rights acquired. See Note 6 for further details.

Cash purchase price	$175,000
Liabilities assumed:
Commissions payable to owner	300,000
Points fund obligation assumed	340,924
Deferred sponsorship revenue	230,769
Other accounts payable	103,000

Adjusted purchase price	$1,149,693

Identifiable assets:
Property and equipment	81,500

Excess of cost over fair value of net identifiable assets	$1,068,193

The purchase contract calls for the $300,000 to be paid in the form of commissions based on 50% of the net sponsorship dollars generated by the sellers. In the event the Company is sold, this obligation becomes due in full from the sales proceeds. The purchase contract also obligates the Company to commissions of 25% of the net sponsorship money obtained for the Company by sellers (including the proceeds from the NVE Pharmaceutical contract) for the first year after the $300,000 commission has been paid, and 10% thereafter for the life of the NVE Pharmaceutical contract including any extensions or renewals of the contract.

NOTE 6 – SPONSORSHIP AGREEMENTS

On September 22, 2004, the Company acquired the contractual rights to the NVE Pharmaceuticals, Inc. sponsorship agreement. This is a ten year sponsorship agreement commencing in 2004. Future sponsorship commitments under this agreement by year are as follows:

Year	Sponsorship Commitment
2005	$1,100,000
2006	1,210,000
2007	1,270,500
2008	1,334,025
2009	1,400,726
2010	1,470,762
2011	1,544,300
2012	1,621,515
2013	1,702,591

Total	$12,654,419

This contract contains various performance criteria on the part of the Company for which the failure to comply would result in the termination of this agreement. During 2004 NVE Pharmaceuticals, Inc. paid $1,000,000 in sponsorship fees to the Extreme Dirt Car, Inc., the previous party to this agreement.

The Company also has sponsorship agreements in place with a tire company, which call for payments of sponsorship fees based solely on the number of tires sold at each of the Company’s races. During the year ended November 30, 2004, the Company received $532,417 in sponsorship revenues from this tire company. These tire sponsorship agreements expire in 2007.

NOTE 7— NEW ACCOUNTING PRONOUNCEMENTS

In May 2003, the FASB issued SFAS No. 150, “Accounting for Instruments with Characteristics of Both Debt and Equity” (SFAS 150). Statement 150 requires liability classification for three types of instruments: 1) Mandatory redeemable shares that obligate the company to deliver cash or other assets to shareholders on fixed or determinable dates; 2) Freestanding written put options and forward purchase contracts on a company’s own shares that obligate the company to deliver cash or other assets, and 3) Contracts that obligate a company to issue its own shares in amounts that are unrelated to, or inversely related to, the value of the shares. The adoption of SFAS 150 had no impact on the Company’s financial position, results of operations, or cash flows.

In November 2004, the FASB issued SFAS No. 151 “Inventory Costs — an amendment of ARB No. 43, Chapter 4”. Statement No. 151 requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of SFAS 151 had no impact on the Company’s financial position, results of operations, or cash flows.

In December 2004, the FASB issued a revision of SFAS No. 123 “Share-Based Payment”. The statement establishes standards for the accounting for transactions in which an entity exchanges its equity investments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees.

The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of liability instrument based on its current fair value; the fair value of that award will be remeasured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period.

The grant-date for fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of these instruments.

The statement is effective for the quarter beginning January 1, 2006.

In December 2004, the FASB issued SFAS No. 153 “Exchanges of Nonmonetary Assets-amendment of APB Opinion No. 29”. Statement 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of nonmonetary assets occurring after June 15, 2005.

NOTE 8 — DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments as of November 30, 2004. Such information does not purport to represent the aggregate net fair value of the Company:

Cash and Cash Equivalents. The balance sheet carrying amounts of cash and cash equivalents approximate fair values of such assets.

All of the Company’s financial instruments are for purposes other than trading. As of November 30, 2004, a recap of the Company’s financial instruments is as follows:

	Carrying	Fair
	amount	value
Cash and cash equivalents	$273,566	$273,566

Pro forma Financial Statements

Contents

Unaudited Pro Forma Condensed Consolidated Balance Sheet September 30, 2004 — Boundless Motor Sports Racing, Inc. and November 30, 2004 — United Midwestern Promoters, LLC	P-1
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended September 30, 2004 — Boundless Motor Sports Racing, Inc. and for the year ended November 30, 2004 — United Midwestern Promoters, LLC
P-2
Notes to Pro Forma Condensed Financial Statements	P-3

Boundless Motor Sports Racing, Inc.
September 30, 2004 — Boundless Motor Sports Racing, Inc. (Boundless) and November 30, 2004 —
United Midwestern Promoters, LLC (UMP)
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     On November 30, 2004, Boundless Motor Sports Racing, Inc. (the “Company” or “Boundless”) entered into and consummated a Membership Interests Purchase Agreement by and among United Midwestern Promoters Motorsports, LLC, hereafter “UMP,” National Speedways of Iowa, Inc., Track Enterprises, Inc., Ken Schrader Racing, Inc., and Lebanon Valley Auto Racing Corp. (the “Purchase Agreement”), pursuant to which the Company acquired all of the outstanding membership interests in UMP.

     The following unaudited pro forma combined financial statements have been prepared to give effect to the combination of Boundless and UMP accounted for in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” which is referred to as SFAS 141. The purchase consideration has been allocated on a preliminary basis to assets acquired and liabilities assumed based on information that was available to management at the time these pro forma financial statements were prepared. The adjustments to the unaudited pro forma combined financial statements are subject to change pending a final analysis of the total purchase price and the fair value of the assets acquired and liabilities assumed. The impact of these changes could be material.

     The unaudited pro forma combined balance sheet as of September 30, 2004 combines the historical consolidated balance sheets of Boundless and UMP as of November 30, 2004 and gives effect to the acquisition as if it had occurred on September 30, 2004. Estimates of acquisition liabilities relating to the integration of Boundless and UMP operations are not reflected in the unaudited pro forma combined balance sheet as the integration plans have not been finalized.

     The unaudited pro forma combined statement of operations for the year ended September 30, 2004 gives pro forma effect to the merger as if the merger had occurred on the first day of the period presented. Potential cost savings from combining the operations have not been reflected in the unaudited pro forma combined statement of operations as there can be no assurance that any such cost savings will occur.

     The unaudited pro forma combined financial statements are based upon available information and upon certain estimates and assumptions that are believed to be reasonable. These estimates and assumptions are preliminary and have been made solely for the purposes of developing these pro forma combined financial statements. Unaudited pro forma combined financial statements are presented for illustrative purposes only and do not purport to be indicative of the results of operations or financial position of the combined company that would actually have been achieved had the transaction been completed for the period presented, or that may be obtained in the future. These unaudited pro forma combined financial statements are based upon the respective historical consolidated financial statements of Boundless and UMP and notes thereto. The pro forma financial information should be read in conjunction with the audited historical financial statements of Boundless and UMP and related notes thereto, which are included in this Form 8K or in Boundless’ prior SEC filings.

Boundless Motor Sports Racing, Inc.
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2004 — Boundless Motor Sports Racing, Inc. (Boundless) and November 30, 2004 —
United Midwestern Promoters, LLC (UMP)
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

	Boundless	UMP	Pro Forma
	September 30, 2004	November 30, 2004	Adjustments		Pro Forma
Assets
Current Assets
Cash and cash equivalents	$5,005,930	$273,566	$(273,566	)(1)	$3,205,930
			(1,800,000	)(2)
Accounts receivable	356,614	—	—		356,614
Inventory	72,891	—	—		72,891
Other current assets	93,979	—	—		93,979

Total current assets	5,529,414	273,566	(2,073,566)		3,729,414
Land, buildings, and equipment, net	3,998,112	77,425	(77,425	)(1)	4,097,612
			99,500	)(2)
Trademarks	142,452	—	100,000	(2)	242,452
Contractual rights acquired	—	1,004,745	(1,004,745 1,005,000	)(1) (2)	1,005,000
Goodwill, net of impairment of $2,954,978	4,431,466	—	2,125,887	(2)	6,557,353
Other assets, net of amortization of $22,418	214,369	—	—		214,369

Total Assets	$14,315,813	$1,355,736	$174,651		$15,846,200

Liabilities
Current Liabilities
Accounts payable	$358,354	$532,784	$(532,784	)(1)	$658,354
			300,000	(2)
Accrued liabilities	2,452,184		55,000	(2)	2,507,184
Deferred revenue	1,259,028	443,200	(443,200	)(1)	1,702,228
			443,200	(2)
Notes payable	160,000	—	—		160,000

Total current liabilities	4,229,566	975,984	(177,784)		5,027,766
Notes payable — long term, net of discount	666,667	—	—		666,667
Shareholders’ Equity (Deficit)
Common Stock: $0.0001 par value; 100,000,000 shares authorized, 14,225,168 issued and outstanding on September 30, 2004	1,422	—	16	(2)	1,438
Convertible Preferred Stock: $0.01 par value; 10,000,000 shares authorized, 4,790.37 shares of preferred Series A issued and outstanding	48	—	—		48
Membership interests		379,752	(379,752	)(1)	—
Additional paid-in capital	17,599,906	—	732,171	(2)	18,332,077
Accumulated earnings (Deficit)	(8,181,796)	—	—		(8,181,796)

Total Shareholders’ Equity (Deficit)	9,419,580	379,752	352,435		10,151,767

Total Liabilities and Shareholders Equity (Deficit)	$14,315,813	$1,355,736	$174,651		$15,846,200

The accompanying notes are an integral part of the financial statements

Boundless Motor Sports Racing, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For Year ended September 30, 2004 — Boundless Motor Sports Racing, Inc. (Boundless) and Year
ended November 30, 2004
— United Midwestern Promoters, LLC (DIRT)

			Pro Forma
	Boundless	UMP	Adjustments	Pro Forma
Revenue	$3,601,347	$1,000,274	$—	$4,601,621
Operating Expenses
Operating and marketing expenses	3,650,043	722,291	—	4,372,334
Cost of merchandise	354,883	—	—	354,883
General and administrative	2,458,854	106,771	—	2,565,625
Debt restructuring expense	800,000	—	—	800,000
Goodwill Impairment	2,954,978	—	—	2,954,978
Depreciation and amortization	91,304	67,523	—	158,827

Total Operating and Administrative Expenses	10,310,062	896,585	—	11,206,647

Operating income (loss)	(6,708,715)	103,689	—	(6,605,026)
Other (Expenses) Income
Interest income	16,654	—	—	16,654
Interest expense	(1,015,118)	—	—	(1,015,118)

Total Other Expense	(998,464)	—	—	(998,464)

Net income (loss)	$(7,707,179)	$103,689	$—	$(7,603,490)
Dividend on preferred stock for value of warrants issued and beneficial conversion feature	(11,560,151)	—	—	(11,560,151)
Cumulative preferred stock dividend	(80,000)	—	—	(80,000)

Net Loss applicable to common stock	$(19,347,330)	$103,689	$—	$(19,243,641)

Net Loss per Share, basic and diluted	$(1.11)	$—	$—	$(1.09)

Weighted average of number of shares outstanding	17,437,515	—	164,384	17,601,899

The accompanying notes are an integral part of the financial statements

Boundless Motor Sports Racing, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro forma) on the Company’s financial position and results of operations. The Company’s condensed consolidated balance sheet as of September 30, 2004 is based on the historical balance sheets of the Company as provided in the most recent 10-KSB financial reporting and UMP’s condensed consolidated balance sheet as of November 30, 2004 represents financial activity for UMP through the acquisition date. The Company’s condensed consolidated statement of income for the year ended September 30, 2004 is also based on the Company’s historical statements of income as provided in the most recent 10-KSB financial reporting and UMP’s condensed consolidated statement of income for the year ended November 30, 2004 represents all financial activity for UMP through the acquisition date. The pro forma condensed consolidated statement of income assumes the acquisition took place on December 1, 2003.

The Unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and UMP. For the purposes of these pro forma condensed financial statements the purchase price was allocated based on the preliminary estimated fair value as follows:

Consideration:
Cash purchase price	$1,800,000
Issuance of Boundless Equity Securities:
Common stock (164,384 shares)	600,000

Common stock purchase warrants (warrants to purchase 40,000 shares)	132,187
Liabilities assumed	743,200
Other direct costs incurred by Boundless	55,000

Adjusted purchase price	$3,330,387

Property and equipment	(99,500)
Identifiable intangibles, primarily trade and service marks	(100,000)
Contractual rights acquired	(1,005,000)

Excess of cost over fair value of net identifiable assets	$2,125,887

The pro forma adjustments to the condensed consolidated balance sheet are as follows:

	Debit	Credit
(1) Eliminate UMP equity and balance sheet
Membership interest	379,752
Accounts Payable	532,784
Accrued Liabilities	443,200
Cash		273,566
Land, buildings and equipment, net		77,425
Contract rights		1,004,745

To eliminate UMP’s membership interest and accumulated deficit, cash and liabilities not acquired or assumed.

	Debit	Credit
(2) To record purchase of membership interests and assumption of certain liabilities
Certain Liabilities
Goodwill	2,125,887
Contract rights	1,005,000
Land, buildings and equipment	99,500
Identifiable intangibles, primarily trade and service marks	100,000
Cash and cash equivalents		1,800,000
Common stock		16
Additional paid in capital		732,171
Accounts Payable		300,000
Accrued liabilities		55,000
Accrued points fund liability		443,200

To record investment in subsidiary, issuance of Boundless equity securities and establishment of assumed liabilities.

P-4